--------------------------------------------------------------------------------
                                SEMIANNUAL REPORT
--------------------------------------------------------------------------------

[Logo](R)
NEW ENGLAND FUNDS(R)
Where The Best Minds Meet(R)
--------------------------------------------------------------------------------

                               New England Bullseye Fund

                                       [graphic omitted]

                                             WHERE
                                            THE BEST
                                             MINDS
                                            MEET(R)

-----------------
JUNE 30, 1999
-----------------

                                                                     AUGUST 1999
--------------------------------------------------------------------------------

[Photo of Bruce R Speca]

"Most investment professionals I know agree that proper asset allocation is a bedrock principle of sound investing."


Dear Shareholder,

Performance results for the New England Family of Funds were driven mainly by two important changes that took place in our financial markets during the first half of 1999. First, the long, upward climb of large-capitalization stocks slowed dramatically as attention turned to stocks with more reasonable valuations. Then, bond investors grew fearful that our persistently strong economy would lead the Federal Reserve Board to impose higher interest rates. Your manager's commentary on the following pages details how these trends affected your fund's strategy and performance.

As I watch investments come in and out of favor, I'm reminded of the importance of asset allocation - the practice of dividing your portfolio among different kinds of stocks and bonds. The idea is to own more or less of each investment type according to your feelings about risk and your investment time horizon. Most investment professionals I know agree that proper asset allocation is a bedrock principle of sound investing. In addition to broadening diversification, it seeks to avoid exposure to narrow market segments and can help reduce volatility.

While a diversified portfolio may have given solid returns during the past year, many investors were disappointed when they compared those returns to the performance of large-company growth stocks or to the soaring returns of Internet stocks. Suddenly, investors were asking: Is asset allocation dead?

Certainly not! Like so much in life, market cycles are inevitable. Different categories of investments will be popular at different times, and a sensible asset allocation program can help you as market trends change.

I know it can be tempting to jump on a bandwagon and go after "easy money." But I encourage you, instead, to maintain a rational, long-term perspective and to consult your financial representative regularly to review and fine-tune your investments, including a well-diversified asset allocation program.

Thank you for your continued interest. We look forward to helping you achieve your long-term financial objectives.

    Sincerely,

/s/ Bruce R. Speca

    Bruce R. Speca
    President and CEO

--------------------------------------------------------------------------------
                            NEW ENGLAND BULLSEYE FUND
--------------------------------------------------------------------------------

                                        INVESTMENT RESULTS THROUGH JUNE 30, 1999
--------------------------------------------------------------------------------

Putting Performance in Perspective
The charts comparing your Fund's performance to a benchmark index provide you with a general sense of how your Fund performed. To put this information in context, it may be helpful to understand the special differences between the two. Your Fund's total return for the period shown below appears with and without sales charges and includes Fund expenses and management fees. A securities index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged and does not have expenses that affect the results. It is not possible to invest directly in an index. In addition, few investors could purchase all of the securities necessary to match the index, and would incur transaction costs and other expenses even if they could.

                                GROWTH OF A $10,000 INVESTMENT IN CLASS A SHARES
--------------------------------------------------------------------------------

[A chart in the form of a line graph appears here illustrating the growth of a $10,000 investment in Class A Shares, since New England Bullseye Fund's inception 3/31/98, compared to the S&P 500 Index. The data points from the graph are as follows:]

--------------------------------------------------------------------------------
                    MARCH 1998 (INCEPTION) THROUGH JUNE 1999

                                       Net       Maximum
                                      Asset       Sales         S&P
                                     Value(1)    Charge(2)      500(5)
--------------------------------------------------------------------------------
               3/98                  $10,000     $ 9,425      $10,000
               6/98                  $ 9,672     $ 9,116      $11,394
               9/98                  $ 8,464     $ 7,977      $11,770
              12/98                  $10,120     $ 9,538      $10,601
               3/99                  $ 9,752     $ 9,191      $11,128
               6/99                  $10,840     $10,217      $11,912

This illustration represents past performance of Class A shares and cannot predict future results. Investment return and principal value may vary, resulting in a gain or loss on the sale of shares. Class B and C share performance will differ from that shown based on differences in inception date, fees and sales charges. All index and Fund performance assumes reinvestment of distributions.

--------------------------------------------------------------------------------
NOT FDIC INSURED                 MAY LOSE VALUE               NO BANK GUARANTEE
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            NEW ENGLAND BULLSEYE FUND
--------------------------------------------------------------------------------

                                                           AVERAGE ANNUAL TOTAL RETURNS -- 6/30/99
--------------------------------------------------------------------------------------------------

   CLASS A (Inception 3/31/98)             6 MONTHS              1 YEAR            SINCE INCEPTION
   Net Asset Value(1), (4)                   7.1%                 12.1%                 6.7%
   With Maximum Sales Charge(2), (4)         1.0                   5.6                  1.8
--------------------------------------------------------------------------------------------------
   CLASS B (Inception 3/31/98)             6 MONTHS              1 YEAR            SINCE INCEPTION
   Net Asset Value(1), (4)                   6.8%                 11.4%                 6.0%
   With CDSC(3), (4)                         1.8                   6.4                  2.9
--------------------------------------------------------------------------------------------------
   CLASS C (Inception 3/31/98)             6 MONTHS              1 YEAR            SINCE INCEPTION
   Net Asset Value(1), (4)                   6.8%                 11.4%                 6.0%
   With CDSC(3), (4)                         5.8                  10.4                  6.0
--------------------------------------------------------------------------------------------------
                                                                SINCE      SINCE       SINCE
                                                                FUND'S     FUND'S     FUND'S
                                                                CLASS A    CLASS B     CLASS C
   COMPARATIVE PERFORMANCE                 6 MONTHS    1 YEAR  INCEPTION  INCEPTION   INCEPTION
   S&P 500 Index(5)                         12.4%      22.7%      20.9%      20.9%     20.9%
   Lipper Growth Average(6)                 11.7       18.9       16.5       16.5      16.5
   Morningstar Mid Cap Value Average(7)     11.2        5.9        1.8        1.8       1.8
--------------------------------------------------------------------------------------------------

NOTES TO CHARTS

These returns represent past performance. Investment return and principal value will fluctuate so that shares, upon redemption, may be worth more or less than original cost.

(1) Net Asset Value (NAV) performance assumes reinvestment of all distributions and does not reflect the payment of a sales charge at the time of purchase. Returns would have been lower had sales charges been reflected.

(2) With Maximum Sales Charge performance assumes reinvestment of all distributions and reflects the maximum sales charge of 5.75% at the time of purchase of Class A shares.

(3) With Contingent Deferred Sales Charge (CDSC) performance assumes reinvestment of all distributions and, for Class B shares, assumes that a maximum 5.00% sales charge is applied to redemptions. The sales charge will decrease over time, declining to zero six years after the purchase of shares. With CDSC performance for Class C shares assumes a maximum 1.00% sales charge on redemptions within the first year of purchase.

(4) This Fund waived certain fees and expenses during the period indicated and its average total return would have been lower had these fees not been waived.

(5) The Standard & Poor's Composite Index of 500 Stocks (S&P 500(R)) is a market value-weighted unmanaged index of common stock prices. It is a common measure of stock total return performance. The performance of the S&P 500 has not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments. It is not possible to invest directly in an index.

(6) Lipper Growth Average is an average (calculated on the basis of net asset value) of funds with similar investment objectives as calculated by Lipper Inc., an independent mutual fund ranking service.

(7) Morningstar Mid Cap Value Average is an average (calculated on the basis of net asset value) of funds with similar investment objectives as calculated by Morningstar, Inc., an independent mutual fund ranking service.

--------------------------------------------------------------------------------
                            NEW ENGLAND BULLSEYE FUND
--------------------------------------------------------------------------------

                                QUESTIONS & ANSWERS WITH YOUR PORTFOLIO MANAGERS
--------------------------------------------------------------------------------

[photo of William K. Jurika]
[photo of Guy Elliffe]

WILLIAM K. JURIKA,
GUY ELLIFFE
JURIKA & VOYLES, L.P.



Q. How did New England Bullseye Fund perform during the past six months?

For the six months ending June 30, 1999, the Fund had a return of 7.1% on Class A shares calculated at net asset value, reflecting a $0.90 per share gain to $13.55. This lagged the 12.4% performance of the Standard & Poor's Composite Index of 500 Stocks (S&P 500). It is important to remember that while the S&P 500 -- made up of 500 of the largest-capitalization stocks in the U.S. market -- can offer a helpful long-term comparison to the Fund's performance, the Fund invests in a highly concentrated portfolio of fifteen to twenty companies, with a strong emphasis on mid-cap stocks.

Q. What was the market environment like during the first half of 1999?

The first two quarters of 1999 were very different from each other. During the first quarter, we witnessed a continuation of the trends that characterized the market over the past few years. Namely, investors favored large-capitalization growth stocks, especially those in the technology, consumer goods and financial services sectors.

In the second quarter, however, market sentiment changed somewhat and we saw small- and mid-capitalization companies start to perform better than they had been. Value stocks -- those perceived to be attractively priced relative to the companies' underlying assets -- started to outperform growth stocks. This shift resulted from a broadening of global economic growth in Japan and Asia. This increasingly positive economic outlook translated into improved valuations for a wide variety of underpriced companies. Some commodities, particularly those related to energy, also showed signs of a rebound.

This trend toward value proved to be very fruitful for the Fund, which was focused on mid-capitalization companies with solid business models selling at attractive prices. There has been a large disparity between the valuations of large-cap growth stocks and the rest of the market. But the improving global economy gave investors more confidence in looking beyond the narrow group of stocks that has led the market for some time.

Interest rates also played a part in this transition. The sustained strong growth of the U.S. economy, coupled with the improved global outlook, caused interest rates to rise. Signs of increasing inflation pressures and anticipation that the Federal Reserve Board would hike short-term interest rates (as it did, ultimately, in June), also contributed to the improved outlook for mid-cap value stocks. Higher interest rates made investors less willing to pay the extended valuations that many large-cap growth stocks have enjoyed over the past few years.

------------------------------------------
        YOUR FUND'S INVESTMENTS -- 6/30/99
                                  % of
     Security                   Net Assets
------------------------------------------
 1.  Santa Fe International Corp. 10.0
------------------------------------------
 2.  AES Corp. (c)                 8.3
------------------------------------------
 3.  Republic Services, Inc. (c)   7.9
------------------------------------------
 4.  Baxter International, Inc.    6.6
------------------------------------------
 5.  Newell Rubbermaid, Inc.       6.4
------------------------------------------
 6.  Galileo International, Inc.   4.8
------------------------------------------
 7.  Enron Corp.                   4.8
------------------------------------------
 8.  First Data Corp.              4.8
------------------------------------------
 9.  ReliaStar Financial Corp.     4.6
------------------------------------------
10.  Parker Hannifin Corp.         4.5
------------------------------------------

Portfolio holdings and asset allocations
will vary.
------------------------------------------


Q. Where did you find investment opportunities?

One fertile source of investment opportunity was the energy sector. In this sector, the Fund was helped by investments in inexpensive stocks that were closely linked to a rebound in energy prices from very depressed levels. Companies that helped the Fund's performance included Vastar Resources, a natural gas company and Santa Fe International, an offshore drilling firm. In addition, the Fund targeted some companies standing to benefit from deregulation in the sector. AES, the largest independent power producer in the world, and Enron, the leading trader of energy contracts, were two investments that worked out well.

Technology also proved to be an attractive sector. We very firmly believe in the long-term trend of businesses employing technology to remain competitive. Synopsys, a semiconductor-design software company and Seagate Technologies, a leading manufacturer of disc drives, both positively influenced performance.

Other stocks that proved to be strong performers for the Fund were Federal Express, a beneficiary of improved supply-chain management; First Data Corp., a leading processor of financial transactions; and Republic Industries, a waste management company.

In addition, demographic trends inspired our investment in the health care sector, including Baxter International, a company with strong market share in kidney dialysis and blood products; and Cigna, a leading managed care company.

Q. Were there any disappointments for the Fund?

Even though the Fund performed well in the first six months of the year, each period brings its share of disappointments. On the down side, Washington Mutual, a savings and loan, suffered from the rising interest-rate environment. Also, CIT Group's stock underperformed as problems emerged in a potential merger with Newcourt Credit.

Q. What's your outlook?

We are optimistic that market trends will continue to favor the investment style of the Fund. We believe the market will become increasingly focused on stock valuations, looking for companies that offer sustainable earnings growth, strong cash-flow generation and low valuations. To the extent that rising interest rates continue to hurt stocks with higher price/earnings ratios, the Fund should be positioned for the revaluation of the market that tends to occur when interest rates rise.

In addition, the portfolio should be well positioned to benefit from broad earnings growth and healthy domestic and global economies. Companies with international businesses should do well, if international economies sustain growth even if the domestic economy is somewhat constrained by Federal Reserve Board monetary policy. The Fund should benefit from such a scenario because most of the companies in the Fund have strong international operations.

Note to Shareholders: As of May 3, 1999, Guy Elliffe replaced Peter Goetz as the Fund's portfolio co-manager.

The portfolio managers' commentary reflects the conditions and actions taken during the reporting period, which are subject to change. A shift in opinion may result in strategic and other portfolio changes. The Fund invests in foreign securities. Investing in foreign securities involves special risks. Investing in small-cap companies involves greater risk than is customarily associated with more established companies. The Fund invests in REITS which are subject to changes in underlying real estate values, rising interest rates, limited diversification of holdings, higher costs and prepayment risk associated with related mortgages. Compared with other funds, the Fund may invest a greater percentage of its assets in a particular company. Therefore, the Fund's return could be significantly affected by the performance of any one of the small number of stocks in its portfolio. These risks may increase share price volatility. See the Fund's prospectus for details.

--------------------------------------------------------------------------------
                              PORTFOLIO COMPOSITION
--------------------------------------------------------------------------------

Investments as of June 30, 1999
(unaudited)

COMMON STOCK -- 98.6% OF TOTAL NET ASSETS

    SHARES    DESCRIPTION                                            VALUE (A)

               BUSINESS SERVICES -- 4.8%
       17,600  Galileo International, Inc. ..................  $      940,500
                                                               --------------
               CHEMICALS -- 3.8%
       21,500  OM Group, Inc. ...............................         741,750
                                                               --------------
               COMPUTERS & BUSINESS EQUIPMENT-- 8.2%
       28,900  Seagate Technology (c) .......................         740,563
       14,600  Xerox Corp. ..................................         862,312
                                                               --------------
                                                                    1,602,875
                                                               --------------
               CONSTRUCTION MATERIALS -- 4.5%
       19,100  Parker-Hannifin ..............................         873,825
                                                               --------------
               DRUGS & HEALTH CARE -- 9.8%
       21,200  Baxter International, Inc. ...................       1,285,250
       22,200  Elan Corp. plc (ADR) (c) .....................         616,050
                                                               --------------
                                                                    1,901,300
                                                               --------------
               ENERGY -- 8.3%
       27,800  AES Corp. (c) ................................       1,615,875
                                                               --------------
               FINANCE -- 3.9%
       26,400  CIT Group, Inc. ..............................         762,300
                                                               --------------
               GAS & PIPELINE UTILITIES -- 4.8%
       11,400  Enron Corp. ..................................         931,950
                                                               --------------
               HOUSEHOLD PRODUCTS -- 6.4%
       26,800  Newell Rubbermaid, Inc. ......................       1,246,200
                                                               --------------
               INSURANCE -- 8.7%
        9,000  CIGNA Corp. ..................................         801,000
       20,475  ReliaStar Financial Corp. ....................         895,781
                                                               --------------
                                                                    1,696,781
                                                               --------------
               INTERNATIONAL OIL -- 10.0%
       84,850  Santa Fe International Corp. .................       1,951,550
                                                               --------------
               OIL & GAS -- 4.2%
       15,700  Vastar Resources, Inc. .......................         823,269
                                                               --------------
               RETAIL - GROCERY -- 4.3%
       16,243  Albertson's, Inc. ............................         837,529
                                                               --------------
               SERVICES -- 4.8%
       18,900  First Data Corp. .............................         924,919
                                                               --------------
               TRUCKING & FREIGHT FORWARDING -- 4.2%
       15,000  FDX Corp. (c) ................................         813,750
                                                               --------------
               WASTE MANAGEMENT -- 7.9%
       61,800  Republic Services, Inc. (c) ..................       1,529,550
                                                               --------------
               Total Common Stock
                 (Identified Cost $16,732,686) ..............      19,193,923
                                                               --------------
               Total Investments-- 98.6%
                 (Identified Cost $16,732,686) (b) ..........  $   19,193,923
               Other assets less liabilities ................         265,595
                                                               --------------
               Total Net Assets-- 100%                         $   19,459,518
                                                               ==============

(a) See Note 1a of Notes to Financial Statements.
(b) Federal Tax Information: At June 30, 1999 the net
     unrealized appreciation on investments based on cost of
     $16,732,686 for federal income tax purposes was as follows:
     Aggregate gross unrealized appreciation for all
      investments in which there is an excess of value over
      tax cost ..............................................  $    2,898,280
     Aggregate gross unrealized depreciation for all
      investments in which there is an excess of tax cost
      over value.............................................        (437,043)
                                                               --------------
     Net unrealized appreciation                               $    2,461,237
                                                               ==============

(c) Non-income producing security.
ADR An American Depository Receipt (ADR) is a certificate issued by a U.S. Bank representing the right to receive securities of the foreign issuer described. The values of ADRs are significantly influenced by trading on exchanges not located in the United States.

                See accompanying notes to financial statements.

--------------------------------------------------------------------------------
                        STATEMENT OF ASSETS & LIABILITIES
--------------------------------------------------------------------------------

June 30, 1999
(unaudited)

ASSETS
  Investments at value
    (Identified Cost $16,732,686) ........                      $ 19,193,923
   Receivable for:
     Fund shares sold ..................                           155,769
     Securities sold ...................                           295,340
     Dividends and interest ............                            15,409
     Prepaid organization costs ........                            15,684
                                                              ------------
                                                                19,676,125

LIABILITIES
  Payable for:
     Due to custodial bank .............   $139,790
     Fund shares redeemed ..............     38,164
  Accrued expenses:
     Deferred trustees' fees ...........        820
     Accounting and administrative .....      3,274
     Other expenses ....................     34,559
                                           --------
                                                                   216,607
                                                              ------------
NET ASSETS .............................                      $ 19,459,518
                                                              ============
  Net Assets consist of:
     Capital paid in ...................                      $ 17,538,571
     Undistributed net investment income (loss)                    (96,059)
     Accumulated net realized losses ...                          (444,231)
     Unrealized appreciation on investments - net                2,461,237
                                                              ------------

NET ASSETS .............................                      $ 19,459,518
                                                              ============
   Computation of net asset value and offering price:
   Net asset value and redemption price of Class A shares
   ($9,060,293 / 668,591 shares of beneficial interest)       $      13.55
                                                              ============
   Offering price per share (100 / 94.25 of $13.55)           $      14.38*
                                                              ============
   Net asset value and offering price of Class B shares
   ($8,176,167 / 607,868 shares of beneficial interest)       $      13.45**
                                                              ============
   Net asset value and offering price of Class C shares
   ($2,223,058 / 165,345 shares of beneficial interest)       $      13.44**
                                                              ============
 * Based upon single purchases of less than $50,000.
   Reduced sales charges apply for purchases in excess of this amount.
** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charges.

                 See accompanying notes to financial statements.

--------------------------------------------------------------------------------
                             STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------

Six Months Ended June 30, 1999
(unaudited)

INVESTMENT INCOME
 Dividends .............................                      $    101,026
 Interest ..............................                            15,199
                                                               ------------
                                                                   116,225

 Expenses
   Management fees ......................  $ 93,596
   Service fees - Class A ...............    11,292
      Service and distribution fees -
       Class B .........................     40,383
      Service and distribution fees -
       Class C .........................     12,973
      Trustees' fees and expenses ......      3,351
      Accounting and administrative ....      9,858
      Custodian ........................     28,758
      Transfer agent ...................     56,614
      Audit and tax services ...........      6,900
      Legal ............................      1,110
      Printing .........................      6,595
      Registration .....................     28,135
      Amortization of organization
       expense .........................      2,071
      Insurance ........................        168
      Miscellaneous ....................      3,556
                                           --------
 Total expenses ........................    305,360
 Less expense waived by the investment
   adviser and subadviser ..............    (93,473)               211,887
                                           --------           ------------
 Net investment loss ...................                           (95,662)

REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS

 Realized loss on investments-- net ....                           212,209
 Unrealized appreciation on investments-- net                    1,123,584
                                                              ------------
Net gain on investment transactions ....                         1,335,793
                                                              ------------
NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS         $  1,240,131
                                                              ============

                 See accompanying notes to financial statements.

--------------------------------------------------------------------------------
                       STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

(unaudited)

                                        FOR THE PERIOD         SIX MONTHS
                                        MARCH 31,1998(a)         ENDED
                                      THROUGH DECEMBER 31,      JUNE 30,
                                             1998                 1999
                                           --------           ------------
FROM OPERATIONS
 Net investment loss .................     $(81,543)          $    (95,662)
 Net realized gain (loss) on investments   (656,441)               212,209
 Net unrealized appreciation on
  investments ........................    1,337,654              1,123,584
                                        -----------           ------------
 Increase in net assets from operations     599,670              1,240,131
                                        -----------           ------------
INCREASE (DECREASE) IN NET ASSETS
 DERIVED FROM CAPITAL SHARE TRANSACTIONS 20,658,273             (3,038,556)
                                        -----------           ------------
Total increase (decrease) in net assets  21,257,943             (1,798,425)

NET ASSETS
 Beginning of the period .............            0             21,257,943
                                        -----------           ------------
 End of the period ...................  $21,257,943           $ 19,459,518
                                        ===========           ============
UNDISTRIBUTED NET INVESTMENT LOSS
 End of the period ...................  $      (397)          $    (96,059)
                                        ===========           ============

(a)  Commencement of operations.

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

(unaudited)

                                      Class A                     Class B                     Class C
                           --------------------------    -------------------------   ---------------------------
                            MARCH 31,                     MARCH 31,                    MARCH 31,
                             1998(A)       SIX MONTHS      1998(A)      SIX MONTHS      1998(A)       SIX MONTHS
                             THROUGH         ENDED         THROUGH        ENDED         THROUGH         ENDED
                           DECEMBER 31,     JUNE 30,     DECEMBER 31,    JUNE 30,     DECEMBER 31,     JUNE 30,
                               1998           1999          1998           1999           1998           1999
                            ---------      ---------      ---------      ---------      ---------      ---------
Net asset value,
 beginning of period ..     $   12.50      $   12.65      $   12.50      $   12.60      $   12.50      $   12.59
                            ---------      ---------      ---------      ---------      ---------      ---------
Income (Loss) from
 investment operations
Net investment
 income (loss) (b) ....         (0.02)         (0.04)         (0.08)         (0.09)         (0.08)         (0.10)
Net realized and
 unrealized gain
 (loss) on Investments           0.17           0.94           0.18           0.94           0.17           0.95
                            ---------      ---------      ---------      ---------      ---------      ---------
Total from investment
 operations ...........          0.15           0.90           0.10           0.85           0.09           0.85
                            ---------      ---------      ---------      ---------      ---------      ---------
Net asset value,
 end of period ........     $   12.65      $   13.55      $   12.60      $   13.45      $   12.59      $   13.44
                            =========      =========      =========      =========      =========      =========
Total return (%) (c) ..           1.2            7.1            0.8            6.8            0.7            6.8
Ratio of operating
 expenses to average
 net assets (%) (d) (e)          1.75           1.75           2.50           2.50           2.50           2.50
Ratio of net investment
 income (loss) to
 average net
 assets (%) (e) .......         (0.28)         (0.57)         (1.03)         (1.32)         (1.03)         (1.32)
Portfolio turnover
 rate (%) .............            68            113             68            113             68            113
Net assets,
 end of period (000) ..     $   9,653      $   9,060      $   8,618      $   8,176      $   2,987      $   2,223

(a)  Commencement of operations.
(b) Per share net investment loss has been calculated using the average shares outstanding during the period.
(c) A sales charge in the case of Class A Shares and a contingent deferred sales charge in the case of Class B and Class C Shares is not reflected in total return calculations.
(d) The ratio of operating expenses to average net assets without giving effect to the voluntary expense limitation described in Note 4 to the Financial Statements, would have been (%)(e):
                                 3.14           2.70           3.89           3.45           3.89           3.45
(e) Computed on an annualized basis.

                 See accompanying notes to financial statements.

--------------------------------------------------------------------------------
                          NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

For the Period Ended June 30, 1999
(unaudited)

1. SIGNIFICANT ACCOUNTING POLICIES. The Fund is a Series of New England Funds Trust III, a Massachusetts business trust (the "Trust"), and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The Fund seeks long-term capital growth. The Declaration of Trust permits the Trustees to issue an unlimited number of shares of the Trust in multiple series (each such series of shares is a "Fund").

The Fund offers Class A, Class B and Class C shares. Class A shares are sold with a maximum front end sales charge of 5.75%. Class B shares do not pay a front end sales charge, but pay a higher ongoing distribution fee than Class A shares for eight years (at which point they automatically convert to Class A shares), and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares do not pay front end sales charges and do not convert to any other class of shares, but they do pay a higher ongoing distribution fee than Class A shares and may be subject to a contingent deferred sales charge if those shares are redeemed within one year. Expenses of the Fund are borne pro rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the Rule 12b-1 service and distribution fees applicable to such class), and votes as a class only with respect to its own Rule 12b-1 plan. Shares of each class would receive their pro rata share of the net assets of the Fund, if the Fund were liquidated. In addition, the Trustees approve separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles for investment companies. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. SECURITY VALUATION. Equity securities are valued on the basis of valuations furnished by a pricing service, authorized by the Board of Trustees, which service provides the last reported sale price for securities listed on an applicable securities exchange or on the NASDAQ national market system, or, if no sale was reported and in the case of over-the-counter securities not so listed, the last reported bid price. Short-term obligations with a remaining maturity of less than sixty days are stated at amortized cost, which approximates market value. All other securities and assets are valued at their fair value as determined in good faith by the Fund's adviser and subadviser, under the supervision of the Fund's Trustees.

B. SECURITY TRANSACTIONS AND RELATED INCOME. Security transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Interest income is increased by the accretion of discount. In determining net gain or loss on securities sold, the cost of securities has been determined on the identified cost basis.

C. FEDERAL INCOME TAXES. The Fund intends to meet the requirements of the Internal Revenue Code applicable to regulated investment companies, and to distribute to its shareholders all of its income and any net realized capital gains, at least annually. Accordingly, no provision for federal income tax has been made.

D. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for non-deductible expenses and net operating losses for book and tax purposes. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification to the capital accounts.

E. REPURCHASE AGREEMENTS. The Fund, through its custodian, receives delivery of the underlying securities collateralizing repurchase agreements. It is the Fund's policy that the market value of the collateral be at least equal to 100% of the repurchase price including interest. The Fund's subadviser is responsible for determining that the value of the collateral is at all times at least equal to the repurchase price. Repurchase agreements could involve certain risks in the event of default or insolvency of the other party including possible delays or restrictions upon the Fund's ability to dispose of the underlying securities.

F. ORGANIZATION EXPENSE. Costs incurred in fiscal 1998 in connection with the Fund's organization, amounting to $21,223 in the aggregate, were paid by the Fund and are being amortized by the Fund over 60 months.

2. PURCHASES AND SALES OF SECURITIES. For the six months ended June 30, 1999 purchases and sales of securities (excluding short-term investments) were $10,804,519 and $13,381,498, respectively.

3A. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES. The Fund pays gross management fees to its investment adviser, New England Funds Management, L.P. ("NEFM") at the annual rate of 0.95% of the first $200 million of the Fund's average daily net assets, 0.90% of the next $300 million and 0.85% of such assets in excess of $500 million reduced by payments to the Fund's investment subadviser, Jurika & Voyles L.P. ("Jurika & Voyles"), at the rate of 0.57% of the first $200 million of the average daily net assets of the Fund, 0.50% of the next $300 million of such assets and 0.43% of such assets in excess of $500 million. Certain officers and directors of NEFM are also officers or Trustees of the Fund. NEFM and Jurika & Voyles are wholly owned subsidiaries of Nvest Companies, L.P. ("Nvest") which is a subsidiary of Metropolitan Life Insurance Company ("MetLife").

Fees earned by NEFM and Jurika & Voyles under the management and subadvisory agreements in effect during the six months ended June 30, 1999 are as follows:

                               Fees Earned (a)
                               ---------------
                         NEFM               $ 37,438
                         Jurika & Voyles      56,158

(a) Before reduction pursuant to voluntary expense limitations. See note 4.

The annualized effective management fee for the six months ended June 30, 1999 was 0.95%.

B. ACCOUNTING AND ADMINISTRATIVE EXPENSE. Nvest Services Company, Inc. ("NSC") is a wholly owned subsidiary of Nvest and performs certain accounting and administrative services for the Fund. The Fund reimburses NSC for all or part of NSC's expenses of providing these services which include the following: (i) expenses for personnel performing bookkeeping, accounting, and financial reporting functions and clerical functions relating to the Fund and (ii) expenses for services required in connection with the preparation of registration statements and prospectuses, registration of shares in various states, shareholder reports and notices, proxy solicitation material furnished to shareholders of the Fund or regulatory authorities and reports and questionnaires for SEC compliance. For the six months ended June 30, 1999 these expenses amounted to $9,858 and are shown separately in the financial statements as accounting and administrative.

C. TRANSFER AGENT FEES. NSC is the transfer and shareholder servicing agent for the Fund and Boston Financial Data Services serves as the sub-transfer agent for the Fund. For the six months ended June 30, 1999, the Fund paid NSC $11,292 as compensation for its services in that capacity.

D. SERVICE AND DISTRIBUTION FEES. Pursuant to Rule 12b-1 under the 1940 Act, the Trust has adopted a Service Plan relating to the Fund's Class A shares (the "Class A Plan") and Service and Distribution Plans relating to the Fund's Class B and Class C shares (the "Class B and Class C Plans").

Under the Class A Plan, the Fund pays New England Funds, L.P. ("New England Funds"), the Fund's distributor (a wholly owned subsidiary of Nvest), a monthly service fee at the annual rate of 0.25% of the average daily net assets attributable to the Fund's Class A shares, as reimbursement for expenses (including certain payments to securities dealers, who may be affiliated with New England Funds) incurred by the New England Funds in providing personal services to investors in Class A shares and/or the maintenance of shareholder accounts. For the six months ended June 30, 1999, the Fund paid New England Funds $11,292 in fees under the Class A Plan.

Under the Class B and Class C Plans, the Fund pays New England Funds a monthly service fee at the annual rate of 0.25% of the average daily net assets attributable to the Fund's Class B and Class C shares, as compensation for services provided and expenses (including certain payments to securities dealers, who may be affiliated with New England Funds) incurred by New England Funds in providing personal services to investors in Class B and Class C shares and/or the maintenance of shareholder accounts. For the six months ended June 30, 1999, the Fund paid New England Funds $10,096 and $3,243 in service fees under the Class B and Class C plans, respectively.

Also under the Class B and Class C Plans, the Fund pays New England Funds monthly distribution fees at the annual rate of 0.75% of the average daily net assets attributable to the Fund's Class B and Class C shares, as compensation for services provided and expenses (including certain payments to securities dealers, who may be affiliated with New England Funds) incurred by New England Funds in connection with the marketing or sale of Class B and Class C shares. For the six months ended June 30, 1999, the Fund paid New England Funds $30,287 and $9,730 in distribution fees under the Class B and Class C plans, respectively.

Commissions (including contingent deferred sales charges) on Fund shares paid to New England Funds by investors in shares of the Fund during the six months ended June 30, 1999 amounted to $65,845.

E. TRUSTEES FEES AND EXPENSES. The Fund does not pay any compensation directly to its officers or Trustees who are directors, officers or employees of NEFM, New England Funds, Nvest, NSC or their affiliates. Each other Trustee receives a retainer fee at the annual rate of $40,000 and meeting attendance fees of $3,500 for each meeting of the Board of Trustees attended. Each committee member receives an additional retainer fee at the annual rate of $6,000 while each committee chairman receives a retainer fee (beyond the $6,000 fee) at the annual rate of $4,000. These fees are allocated to the various New England Funds based on a formula that takes into account, among other factors, the relative net assets of each fund.

A deferred compensation plan is available to the Trustees on a voluntary basis. Each participating Trustee will receive an amount equal to the value that such deferred compensation would have been, had it been invested in the Fund on the normal payment date. Deferred amounts remain in the Fund until distributed in accordance with the Plan.

4. EXPENSE LIMITATIONS. Under a fee deferral arrangement and expense reimbursement arrangement, NEFM and Jurika & Voyles have agreed, until further notice to defer their respective management and sub-advisory fees for the Fund and, if necessary, NEFM has agreed to bear certain expenses associated with the Fund, to the extent necessary to limit the Fund's expenses to an annual rate of 1.75% of the Fund's Class A shares, 2.50% of the Fund's Class B and Class C shares, subject to the obligation of the Fund to pay NEFM and/or Jurika & Voyles such deferred fees (but not expenses borne) in later periods to the extent that the Fund's expenses fall below the annual rate of 1.75% of the Fund's Class A shares, 2.50% of the Fund's Class B and Class C shares provided, however, that the Fund is not obligated to pay any such deferred fees more than two years after the end of the fiscal year in which the fee was deferred. As a result of the Fund's expenses exceeding the expense limitation during the six months ended June 30, 1999, Jurika & Voyles deferred their entire management fee of $56,158 and NEFM deferred its advisory fees of $93,596 by $93,473.

Expenses deferred in 1998 (subject to repayment until December 31, 2000): NEFM and Jurika & Voyles deferred their entire management fee of $115,268 and NEFM assumed additional expenses of $53,944.

5. CAPITAL SHARES. At June 30, 1999 there was an unlimited number of shares of beneficial interest authorized, divided into three classes, Class A, Class B, Class C capital shares. Transactions in capital shares were as follows:

                                                  FOR THE PERIOD
                                                 MARCH 31, 1998(A)
                                                      THROUGH                   SIX MONTHS ENDED
                                                 DECEMBER 31, 1998                JUNE 30, 1999
                                           ----------------------------    ----------------------------
 CLASS A                                       SHARES         AMOUNT          SHARES         AMOUNT
--------                                   ------------    ------------    ------------    ------------
Shares sold ............................        977,480    $ 11,869,164         101,186    $  1,246,301
Shares repurchased .....................       (214,356)     (2,450,111)       (195,666)     (2,423,190)
                                           ------------    ------------    ------------    ------------
Net increase (decrease) ................        763,124    $  9,419,053         (94,480)   $ (1,176,889)
                                           ------------    ------------    ------------    ------------

                                                  FOR THE PERIOD
                                                 MARCH 31, 1998(A)
                                                      THROUGH                   SIX MONTHS ENDED
                                                 DECEMBER 31, 1998                JUNE 30, 1999
                                           ----------------------------    ----------------------------
 CLASS B                                       SHARES         AMOUNT          SHARES         AMOUNT
--------                                   ------------    ------------    ------------    ------------
Shares sold ............................        777,580    $  9,366,653         112,202    $  1,392,539
Shares repurchased .....................        (93,769)     (1,075,313)       (188,145)     (2,346,586)
                                           ------------    ------------    ------------    ------------
Net increase (decrease) ................        683,811    $  8,291,340         (75,943)   $   (954,047)
                                           ------------    ------------    ------------    ------------

                                                  FOR THE PERIOD
                                                 MARCH 31, 1998(A)
                                                      THROUGH                   SIX MONTHS ENDED
                                                 DECEMBER 31, 1998                JUNE 30, 1999
                                           ----------------------------    ----------------------------
 CLASS C                                       SHARES         AMOUNT          SHARES         AMOUNT
--------                                   ------------    ------------    ------------    ------------
Shares sold ............................        277,249    $  3,391,994          13,775    $    174,933
Shares repurchased .....................        (40,069)       (444,114)        (85,599)     (1,082,553)
                                           ------------    ------------    ------------    ------------
Net increase (decrease) ................        237,180    $  2,947,880         (71,824)   $   (907,620)
                                           ------------    ------------    ------------    ------------
Increase (decrease) derived from capital
  shares transactions ..................      1,684,115    $ 20,658,273        (242,247)   $ (3,038,556)
                                           ============    ============    ============    ============

(a) Commencement of operations.

6. NON-DIVERSIFIED STATUS. Compared with other mutual funds, the Fund may invest a greater percentage of its assets in a particular company. Therefore, the Fund's return could be significantly affected by the performance of any one of the small number of stocks in its portfolio.

--------------------------------------------------------------------------------
                                NEW ENGLAND FUNDS
--------------------------------------------------------------------------------

                             LARGE-CAP EQUITY FUNDS
                               Capital Growth Fund
                                   Growth Fund
                             Growth and Income Fund
                      (formerly Growth Opportunities Fund)
                                  Balanced Fund
                                   Value Fund

                              ALL-CAP EQUITY FUNDS
                               Star Advisers Fund
                               Star Worldwide Fund
                            International Equity Fund
                                  Bullseye Fund
                               Equity Income Fund

                             SMALL-CAP EQUITY FUNDS
                               Star Small Cap Fund

                             GOVERNMENT INCOME FUNDS
                        Limited Term U.S. Government Fund
                           Government Securities Fund

                              TAX-FREE INCOME FUNDS
                              Municipal Income Fund
                           Intermediate Term Tax Free
                               Fund of California
                       Massachusetts Tax Free Income Fund

                               MONEY MARKET FUNDS
                             Cash Management Trust,
                               Money Market Series
                          Tax Exempt Money Market Trust

                             CORPORATE INCOME FUNDS
                        Short Term Corporate Income Fund
                 (formerly Adjustable Rate U.S. Government Fund)
                                Bond Income Fund
                                High Income Fund
                              Strategic Income Fund

To learn more, and for a free prospectus, contact your financial representative.
              Visit our World Wide Web site at www.mutualfunds.com
                      New England Funds, L.P., Distributor
                               399 Boylston Street
                                Boston, MA 02116
                             Toll Free 800-225-5478
This material is authorized for distribution to prospective investors when it is preceded or accompanied by the Fund's current prospectus, which contains information about distribution charges, management and other items of interest.
    Investors are advised to read the prospectus carefully before investing.

New England Funds, L.P., and other firms selling shares of New England Funds are members of the National Association of Securities Dealers, Inc. (NASD). As a service to investors, the NASD has asked that we inform you of the availability of a brochure on its Public Disclosure Program. The program provides access to information about securities firms and their representatives. Investors may obtain a copy by contacting the NASD at 800-289-9999 or by visiting their Web site at www.NASDR.com.

--------------------------------------------------------------------------------
Y2K Readiness Report: New England Funds has kept pace with the Y2K challenge. Mission critical systems have been tested and non-mission critical systems are scheduled for completion by September 30, 1999. Y2K is a top priority at New England Funds. For more information on our Y2K readiness, please visit our Web site at www.mutualfunds.com.

This material represents Year 2000 Readiness Disclosure pursuant to the Year 2000 Information and Readiness Disclosure Act.
--------------------------------------------------------------------------------

                                                              ------------------
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   NEW ENGLAND FUNDS(R)                                          U.S. POSTAGE
Where The Best Minds Meet(R)                                         PAID
                                                                 BROCKTON, MA
                                                                PERMIT NO. 770
                                                              ------------------


  ---------------------
   399 Boylston Street

  Boston, Massachusetts

           02116
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